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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 4, 2004

                               POLYONE CORPORATION
                               -------------------
               (Exact name of registrant as specified in charter)

                 Ohio                  1-16091            34-1730488
                 ----                  -------            ----------
           (State or other          (Commission            (I.R.S.
           jurisdiction of           File Number)          Employer
            incorporation)                              Identification
                                                             No.)

          PolyOne Center, 33587 Walker Road, Avon Lake, Ohio          44012
             ------------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (440) 930-1000

          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 7 (c)    Financial Statements and Exhibits

Exhibit 99.1 -- Press Release of February 4, 2004, furnished herewith.

Exhibit 99.2 -- Supplemental Information issued February 4, 2004, furnished herewith.

Item 12.      Results of Operations and Financial Condition

On February 4, 2004, the Registrant issued a Press Release, furnished herewith as Exhibit 99.1, announcing earnings for the fourth quarter of 2003 and issued and posted on its website Supplemental Information for Fourth Quarter 2003, furnished herewith as Exhibit 99.2. The Press Release and the Supplemental Information shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               POLYONE CORPORATION

                                               By:    /s/ Michael J. Meier
                                                      --------------------------
                                                      Michael J. Meier
                                                      Controller

Dated: February 6, 2004